Exhibit 32.1

                  Certification of the Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the quarterly report of MedSolutions, Inc. (the "Company") on Form 10-QSB for the three and six months ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Matthew H. Fleeger, the President and Chief Executive Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Matthew H. Fleeger
                                           -------------------------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                                           Date:  August 21, 2006